Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-QSB of Full House Resorts, Inc. for the period ended September 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Andre M. Hilliou, Chief Executive Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: November 14, 2006	By:	/s/ ANDRE M. HILLIOU.
Andre M. Hilliou
Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-QSB of Full House Resorts, Inc. for the period ended September 30, 2006 as filed with the Securities and Exchange Commission (the “Report”) I, James Meier, Chief Financial Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: November 14, 2006	By:	/s/ JAMES MEIER.
James Meier
Chief Financial Officer